Subsequent Events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
17. Subsequent Events
Private Investment in Public Equity
On May 7, 2026, the Company entered into subscription agreements with certain investors for a private placement of common stock and warrants (the “PIPE Transaction”). Pursuant to the subscription agreements, the Company agreed to issue and sell an aggregate of 15,384,609 shares of its common stock at $6.50 per share and warrants to purchase an aggregate of 15,384,609 shares of common stock at $6.00 per share, which will become exercisable immediately upon issuance, for aggregate gross proceeds of approximately $100.0 million. In connection with the consummation of the PIPE Transaction, the conversion price of the outstanding Series A Preferred Stock was adjusted to $6.00 per share and the exercise price of the PIPE Warrants and NRA Warrants was adjusted to $6.00 per share. The Company intends to use the net proceeds from the PIPE Transaction for working capital and general corporate purposes. The PIPE Transaction closed and funded on May 8, 2026.